IMAX CORPORATION

EXHIBIT 10.27

FIRST AMENDING AGREEMENT

This Amendment to Employment Agreement dated as of May 14th, 2009 (the “Amending Agreement”) is made between:

IMAX CORPORATION, a corporation incorporated under the laws of Canada (hereinafter referred to as the “Company”),

and

JOESPH SPARACIO, of the Town of Holmdel in the State of New Jersey

(the “Executive”),

WHEREAS, the Company wishes to enter into this Amending Agreement to amend and extend the Employment Agreement dated as of May 14, 2007 between the Company and Executive (together, the “Agreement”), whereunder the Executive provides services to the Company, and the Executive wishes to so continue such engagement, as on the same terms and conditions as set out thereunder.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 1.3 of the Agreement shall be deleted and replaced with the following:

“Section 1.3 Term of Employment. The Executive’s employment under this Agreement commenced on the 14th day of May, 2007 (the “Commencement Date”) and shall terminate on the earlier of (i) May 14, 2010, or (ii) the termination of the Executive’s employment pursuant to this Agreement. The period commencing as of the Commencement Date and ending on May 13, 2010 or such later date to which the term of the Executive’s employment under this Agreement shall have been extended is hereinafter referred to as the “Employment Term. The Company shall notify the Executive at least six (6) months prior to the anniversary of this Amending agreement of its intentions with respect to renewing the Agreement.

Except as amended herein, all other terms of the Agreement shall remain in full force, unamended.

IN WITNESS WHEREOF, the Company and the Executive have duly executed and delivered this mending Agreement on this 14th day of May, 2009.

IMAX CORPORATION

By:	/s/ Robert D. Lister
Name:	Robert D. Lister
Title:	Senior Exec VP & General Counsel

By:	/s/ G. Mary Ruby
Name:	G. Mary Ruby
Title:	Exec VP, Corporate Services
& Corporate Secretary

SIGNED, SEALED AND DELIVERED	EXECUTIVE:
in the presence of:

/s/ Tamara R. Steele	/s/ Joe Sparacio
Witness	Joe Sparacio